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                                                                   EXHIBIT 10.23

                               September 27, 2001

Raining Data Corporation
17500 Cartwright Road
Irvine, CA 92614

         Re:      Secured Promissory Note dated November 30, 2000

Ladies and Gentlemen:

         Reference is made to that certain Secured Promissory Note dated November 30, 2000 made by Raining Data Corporation, a Delaware corporation (the "Company"), in the principal amount of $18,525,416.67, payable to the order of Astoria Capital Partners, L.P. (the "Note").

         In connection with the purchase by the undersigned of an aggregate of 1,760,000 shares of common stock, $.001 par value, of the Company (the "Shares") on or about September 27, 2001, the undersigned hereby waives the application of the second paragraph of Section 1 of the Note with respect to the issuance by the Company of the Shares, with the effect that the term "Offering" as used in Sections 1 and 2 of the Note shall not include the issuance by the Company of the Shares. All other provisions of the Note shall remain in full force and effect.

                                        Very truly yours,


                                        ASTORIA CAPITAL PARTNERS, L.P.

                                        By:      /s/ Richard W. Koe
                                            ----------------------------------

                                        Name:       Richard W. Koe
                                               -------------------------------

                                        Title:      General Partner
                                               -------------------------------





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